SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): June 12, 2009

BMW VEHICLE LEASE TRUST 2009-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of Sponsor as specified in its charter)
Delaware Delaware	333-143394-02 333-143394	PENDING 51-6518223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On or about June 9, 2009, BMW Auto Leasing LLC transferred a special unit of beneficial interest in certain leased vehicles and vehicle leases (the “SUBI”) to BMW Vehicle Lease Trust 2009-1 (the “Trust”).  The Trust granted a security interest in the SUBI to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $347,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $600,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $933,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $120,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, Underwriting Agreement, 2009-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement and Back-Up Security Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1    Underwriting Agreement dated June 2, 2009 among BMW Financial Services,  Barclays Capital Inc. and BMW Auto Leasing LLC (“BMW LLC”).

4.1    Indenture dated as of June 9, 2009, between the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1    2009-1 SUBI Servicing Supplement, dated as of June 9, 2009, among BMW Financial Services NA, LLC (the “Servicer”), Financial Services Vehicle Trust, as vehicle trust (“FSVT”) and BMW Manufacturing L.P. (“BMW LP”), as UTI Beneficiary to the Basic Servicing Agreement, dated as of August 30, 1995, between FSVT and the Servicer.

10.2    Vehicle Trust Supplement, dated as of June 9, 2009, between BMW LP, as grantor and UTI Beneficiary, and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.3    SUBI Certificate Transfer Agreement, dated as of June 9, 2009, between BMW LP, as transferor and BMW LLC, as transferee.

10.4    Issuer SUBI Certificate Transfer Agreement, dated as of June 9, 2009, between BMW LLC, as transferor and the Trust, as transferee.

10.5    Amended and Restated Trust Agreement, dated as of June 9, 2009, between BMW LLC and Wilmington Trust Company.

10.6    Issuer Administration Agreement, dated as of June 9, 2009, among BMW FS, as administrator, the Trust, BMW LLC and the Indenture Trustee.

10.7

Back-Up Security Agreement, dated as of June 9, 2009, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2009-1

By: BMW Financial Services NA, LLC,

as Administrator

By: /s/ Martin Stremplat____________

Name: Martin Stremplat

Title: Vice President-Finance and CFO

By: /s/ Joachim Herr_______________

Name: Joachim Herr

Title: Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By: BMW Financial Services NA, LLC,

as Servicer

By: /s/ Martin Stremplat_____________

Name: Martin Stremplat

Title: Vice President-Finance and CFO

By: /s/ Joachim Herr________________

Name: Joachim Herr

Title: Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,

as Managing Member

By: /s/ Martin Stremplat_______________

Name: Martin Stremplat

Title: Vice President-Finance and CFO

By: /s/ Joachim Herr__________________

Name: Joachim Herr

Title: Treasurer

Dated: June 12, 2009